Pilgrim America
                              Bank and Thrift Fund





                                 Annual Report
                               December 31, 1997

                      Pilgrim America Bank and Thrift Fund




                                 Annual Report

                               December 31, 1997

                                  --==-o-==--

                               Table of Contents

               Letter to Shareholders ......................2

               Shareholder Letter Footnotes ................5

               Comparison of a $10,000 Investment ..........6

               Portfolio of Investments ....................7

               Statement of Assets and Liabilities ........10

               Statement of Operations ....................11

               Statements of Changes in Net Assets ........12

               Financial Highlights .......................13

               Notes to Financial Statements ..............14

               Independent Auditors Report ................17

               Tax Information ............................18

               Fund Advisors and Agents ...................21

                                  --==-o-==--

                      Pilgrim America Bank and Thrift Fund

--------------------------------------------------------------------------------
Letter to Shareholders
--------------------------------------------------------------------------------

Dear Shareholders,

We are extremely pleased to report that we had an exceptional year and fourth quarter. Our net asset value ("NAV") rose 64.9%(1) in 1997, substantially outpacing the three indices that compare to our Fund. For the year ended December 31, 1997, the Dow Jones Industrial Average (the "Dow") rose 24.9%, the Standard & Poor's 500 Index (the "S&P")(2) rose 33.4%, and the S&P Major Regional Banks Index (the "MRBI")(3) rose 50.6%. According to Lipper Analytical Services, Inc., our Fund ranked number one out of 28 funds in the open-end financial services funds category for the one year period ended December 31, 1997(4). Additionally, Lipper ranked the Fund number 7, 6 and 9, respectively out of 4,977, 1,569, and 768 equity funds covering the 1-, 5-, and 10-year periods ended December 31, 1997(5), respectively. Since we changed our format from a closed-end fund to an open-end fund in October, existing shareholders did even better than this, as the discount to our net asset value that the stock was trading at was eliminated. In the fourth quarter our return at NAV was 15.0%. The Dow, S&P and MRBI were up 0.0%, 2.9% and 10.2%, respectively during this same time period. The bank and thrift group performed very well in the quarter and for the year. It was extremely gratifying to be able to turn in such pleasant numbers in such a strong market since we are still running the Fund in what we believe is a relatively conservative fashion that attempts to preserve principal in a more adverse economic environment.

We have seen a continuous inflow of new money in each month since the Fund changed to open-end status. From October to December we took in $69.6 million on a net basis and an additional $43.9 million through the month of January alone.

Fourth quarter bank and thrift earnings were mostly on target with a few disappointments. Credit card and substandard lending continue to be the problem lending areas. We have very little exposure to these areas except for our holding of Fleet Financial Group, Inc. which has announced that it will be acquiring Advanta's credit card business.

In the quarter we added to our positions in Alabama National Bancorp, Fleet Financial Group, Inc., ARM Financial Group, Inc., BankBoston Corp., Bank of the Ozarks, Charter One Financial, Inc., Community Bank System, Inc., First National Bank Anchorage, North Valley Bancorp, Pacific Century Financial Corp., Prime Bancshares Inc., Reliance Group Holdings, Summit Holdings Southeast, Inc. West Coast Bancorp and Westernbank of Puerto Rico.

We participated in three initial offerings during the quarter and also sold these positions at a profit before the quarter's end: CIT Group, Inc., ESG RE Limited and Friedman, Billings, Ramsey.

                      Pilgrim America Bank and Thrift Fund

A small position in Navigators Group, Inc. was also acquired in the quarter and sold at approximately a break even level as fundamentals proved to be disappointing.

New positions were established in Alliance Capital Management, BOK Financial Corp., Bay Bancshares, Citizens National Bank of Texas, Conning Corporation, Continental Homes Holding Corp., First Merchants Corp., Imperial Credit Commercial, International Aircraft Investors, Long Island Community Bank, Six Rivers National Bank, Stirling Cooke Brown Holdings and Surety Capital Corp.

On a valuation basis our positions were partially reduced in Security First Corp. and West Coast Bancorp.

Associated Bancorp was added to the Fund due to its merger with our holding of First Financial Corp.

The Fund benefited from eight consolidations in the year. Two of them were not in the bank and thrift sector and were announced in the fourth quarter:
Continental Homes Holding Corp. is being acquired by DR Horton and MacFrugal's Bargains Close-Outs Inc. was acquired by Consolidated Stores.

After three exceptional years of performance, what can shareholders expect now?

This year is starting off on a weak note as the group is being hit by concerns over Asia and a flat yield curve. The rise was too strong to continue in a straight line and we are happy that a correction is taking place. Momentum players have either left the group or are leaving and the problems that some banks are having with their Asian exposure has spilled over to a negative perception toward the whole group. Most of our investments have no or limited Asian exposure. The fundamentals for the group were so good that they had to start deteriorating a little and this is happening. This is no surprise to us but it tends to persuade those who invest on a momentum basis to leave the group.

There is also some concern over the impact that increased prepayments will have on thrifts in this low interest rate environment. The impact will vary from thrift to thrift and depend on how long rates stay low. Some approximations can be made which we are attempting to come up with. The thrifts have had a severe correction primarily as a result of the above and so opportunities may be present as a result. This group still has some potential goodwill claims and if prices stay depressed may become attractive consolidation targets.

Consolidation should continue and might even be accelerated in 1998 before it slows down temporarily in 1999 due to the year 2000 problem. This will continue to be a driving force for both the bank and thrift groups.

                      Pilgrim America Bank and Thrift Fund

We believed that a correction was necessary and indeed this occurred in the first part of 1998. We thought the correction might last longer but it appears to have run its course. In our opinion, the long-term story for banks and thrifts is still intact and there is still good relative value in these groups compared to the market as a whole.

We wish to remind shareholders that the Fund offers an automatic dividend reinvestment plan, which provides an easy and cost-effective way to acquire additional shares in the Fund, without incurring a sales charge. Should you decide to switch from cash dividends to automatic reinvestment, please notify your broker or contact the Transfer Agent, c/o DST Systems Inc., P.O. Box 419338, Kansas City, MO 64141-6338, or call (800) 992-0180.

We thank you for giving us this opportunity to help you work towards your investment needs. Please do not hesitate to contact us if you have any questions or need additional information.


Sincerely,

/s/ Robert W Stallings

Robert W. Stallings
Chairman and Chief Executive Officer
Pilgrim America Group, Inc.


/s/ Carl Dorf

Carl Dorf, C.F.A.
Senior Vice President and Senior Portfolio Manager
Pilgrim America Investments, Inc.

                      Pilgrim America Bank and Thrift Fund

--------------------------------------------------------------------------------
SHAREHOLDER LETTER FOOTNOTES
--------------------------------------------------------------------------------

(1) Total return for Class A shares calculated at NAV and assuming reinvestment of all dividends and distributions. Sales charges or commissions are not reflected in these total returns.

     Average annual total returns based on NAV, assuming reinvestment of all dividends and distributions and including the deduction of the maximum Class A sales charge of 5.75% were 55.4%, 28.3% and 23.6% for the one, five and ten-year periods ended December 31, 1997, respectively.

     Prior to October 20, 1997, the Fund operated as a closed-end investment company. All performance information prior to this date reflects the historical expense levels of the Fund as a closed-end investment company without adjustment for the higher annual expenses of the Fund's Class A shares. Performance would have been lower if adjusted for these charges and expenses. Performance information for periods after October 20, 1997 includes Class A expenses. Five and ten-year returns assume no participation in the 1992 rights offering and full participation in the 1993 rights offering.

     The Fund also offers Class B shares which are subject to different fees and expenses which will affect their performance.

(2) The S&P is an unmanaged index of 500 common stocks and is a generally accepted measure of stock market performance.

(3) The S&P Major Regional Banks Index is a capitalization-weighted index designed to measure the performance of the major regional banks within the Standard & Poor's 500 Index.

(4) For the five and ten-year periods ended December 31, 1997 Lipper ranked our Fund 3 and 6 out of 15 and 11 funds, respectively, in the open-end financial services funds category. Rankings are based on total returns assuming reinvestment of all dividends and distributions and excluding sales charges.

(5) Lipper rankings are based on total returns assuming reinvestment of all dividends and distributions and excluding sales charges.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost.

Principal risk factors: Because the Fund's portfolio is concentrated in the banking and thrift industry it may be subject to greater risk than a portfolio that is not concentrated in one industry.

This letter contains statements that may be "forward-looking statements." Actual results may differ materially from those projected in the "forward-looking statements."

The views expressed in this report reflect those of the portfolio manager, only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

Pilgrim America Bank and Thrift Fund's primary investment objective is long-term capital appreciation, with income as a secondary objective. The Fund seeks to achieve its objectives by investing primarily in the equity securities of banks and thrifts.

                      Pilgrim America Bank and Thrift Fund

--------------------------------------------------------------------------------
COMPARISON OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

The line graph below shows the growth of an initial investment of $10,000 in Pilgrim America Bank and Thrift Fund compared to the performance of two relevant unmanaged indices, the Standard & Poor's 500 and the Standard & Poor's Major Regional Banks Index. Note that the indices have inherent performance advantages over any fund since they have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of the maximum sales load of 5.75% currently associated with Class A shares of the Fund.

                    Growth of initial investment of $10,000,
                with reinvestment of dividends and distributions


               Bank &         Bank &                     S&P Major
               Thrift         Thrift      S&P 500        Regional
               Fund(1)        Fund(2)      Index        Banks Index
               -------        -------      -----        -----------

12/31/87       $ 9,425        $10,000     $10,000         $10,000

12/31/88        11,550         12,260      11,655          12,677

12/31/89        13,952         14,810      15,343          15,315

12/31/90        11,427         12,129      14,869          10,921

12/31/91*       17,083         18,134      19,391          19,545

12/31/92        22,618         24,009      20,867          24,879

12/31/93        24,383         25,881      22,966          26,377

12/31/94        23,919         25,390      23,269          24,926

12/31/95        35,807         38,008      32,004          39,248

12/31/96        50,524         53,630      39,349          53,617

12/31/97        83,314         88,436      52,472          80,511

*Carl Dorf,  the Fund's  Portfolio  Manager,  began managing the Fund in January
1991.

-----------------------
(1)  Excluding current sales charge
(2)  Including current sales charge


   --------------------------------------------------------------------------
   Average Annual Total Returns           One       Three     Five      Ten
   Ended 12/31/97                         Year      Years     Years     Years
   --------------------------------------------------------------------------
   Bank & Thrift Fund
   (excluding current sales charge)       64.9%     51.6%     29.8%     24.3%
   --------------------------------------------------------------------------
   Bank & Thrift Fund
   (including current sales charge)       55.4%     48.6%     28.3%     23.6%
   --------------------------------------------------------------------------
   S&P 500 Index                          33.4%     31.1%     20.3%     18.1%
   --------------------------------------------------------------------------
   S&P Major Regional Banks Index         50.6%     47.9%     26.5%     22.9%
   --------------------------------------------------------------------------

-----------------

All performance information above for the Fund assumes no participation in the 1992 rights offering and full participation in the 1993 rights offering. The Fund's total returns assume reinvestment of all dividends and distributions. The Indices' total returns assume investment of interest income.

Prior to October 20, 1997, the Fund operated as a closed-end investment company. All performance information prior to this date reflects the historical expense levels of the Fund as a closed-end investment company without adjustment for the annual expenses of the Fund's Class A shares. Performance would have been lower if adjusted for these charges and expenses. Performance information for periods after October 20, 1997 includes class A expenses.

                      Pilgrim America Bank and Thrift Fund

--------------------------------------------------------------------------------
 PORTFOLIO OF INVESTMENTS as of December 31, 1997
--------------------------------------------------------------------------------

                              COMMON STOCKS: 93.3%

                                                                     Market
    Shares                      Industry/Issuer                      Value
    ------                      ---------------                      -----
                        Automotive: 0.1%
    30,000 (a)          Keystone Automotive Industries, Inc.      $  712,500
                                                                  ----------
                        Banks: 84.7%
   102,500              Alabama National Bancorp (AL)              2,703,438
     3,346              Associated Bancorp (WI)                      184,448
   151,155              BB&T Corp. (NC)                            9,683,367
   114,000 (a)          BNC Corp. (ND)                             1,866,750
    77,250              BOK Financial Corp. (OK)                   2,998,266
   218,175              BSB Bancorp, Inc. (NY)                     7,799,756
   270,000              Bank of New York Company, Inc. (NY)       15,609,375
   123,200              Bank of the Ozarks (AR)                    3,141,600
   150,000              BankBoston Corp. (MA)                     14,090,625
    88,000              Banknorth Group, Inc. (VT)                 5,654,000
    34,500 (a)          Bay Bancshares (TX)                          681,375
    44,500              CCB Financial Corp. (NC)                   4,783,750
   446,900              Charter One Financial, Inc. (OH)          28,210,562
   105,600              Citizens National Bank of Texas (TX)       1,320,000
   100,500              Columbia Bancorp (MD)                      3,417,000
   349,000              Comerica Inc. (MI)                        31,497,250
   102,812              Commerce Bancshares, Inc. (MO)             6,965,513
   368,250              Commercial Federal Corp. (NE)             13,095,891
   166,000              Community Bank System, Inc. (NY)           5,197,875
   107,737              Community First Bankshares, Inc. (ND)      5,736,995
   195,000              Compass Bancshares, Inc. (AL)              8,531,250
   253,758              CoreStates Financial Corp. (PA)           20,316,500
     6,000              First Merchants Corp. (IN)                   223,500
     1,118              First National Bank Anchorage (AK)         2,750,280
   278,437              First Security Corp. (UT)                 11,659,549
   211,704              Fleet Financial Group, Inc. (RI)          15,864,569
    91,160              Greater Bay Bancorp (CA)                   4,375,680
    10,000 (a)          Hamilton Bancorp Inc. (FL)                   291,250
    20,250              Home Federal Bancorp (IN)                    526,500
   117,047              Independent Bank Corp. (MI)                4,740,403
    55,000              InterWest Bancorp, Inc. (WA)               2,076,250
   179,400              KeyCorp (OH)                              12,703,763
    42,437              Laurel Capital Group, Inc. (PA)            1,379,202
    20,000              Long Island Community Bank (NY)              325,000
    20,000              MainStreet BankGroup, Inc. (VA)              557,500
   345,000              Mercantile Bankshares Corp. (MD)          13,498,125
    19,250 (a)          National City Bancorporation (MN)            567,875

                 See Accompanying Notes to Financial Statements

                      Pilgrim America Bank and Thrift Fund

--------------------------------------------------------------------------------
 PORTFOLIO OF INVESTMENTS as of December 31, 1997
--------------------------------------------------------------------------------

                                                                     Market
    Shares                      Industry/Issuer                      Value
    ------                      ---------------                      -----
                        Banks (continued)
   251,600              National City Corp. (OH)                  $16,542,700
    42,694 (a)          North Dallas Bank & Trust Co. (TX)          1,878,536
    22,125              North Valley Bancorp (CA)                     708,000
   157,500              Pacific Century Financial Corp. (HI)        3,898,125
   162,000              Peoples Heritage Financial Group (ME)       7,452,000
   124,000              Popular Inc. (PR)                           6,138,000
    83,000              Prime Bancshares Inc. (TX)                  1,732,625
    65,400              Regions Financial Corp. (AL)                2,759,063
   200,000              Security First Corp. (OH)                   4,175,000
   290,575 (a)(b)       Security Shares, Inc. (TX)                  3,196,325
    68,500 (a)          Six Rivers National Bank (CA)               1,215,875
    55,000              Southtrust Corp. (AL)                       3,489,062
   323,125              Sterling Bancshares Inc. (TX)               6,543,281
   375,900              Summit Bancorp (NJ)                        20,016,675
   248,400              Summit Bancshares, Inc. (TX)                5,216,400
   191,100 (a)          Surety Capital Corp. (TX)                   1,337,700
    70,200              TCF Financial Corp. (MN)                    2,382,413
   171,900              Union Planters Corp. (TN)                  11,678,456
    85,000              UnionBanCal Corp. (CA)                      9,137,500
    64,300              USBANCORP, Inc. (PA)                        4,693,900
    40,000              West Coast Bancorp (OR)                     1,010,000
    18,451              Westamerica Bancorp (CA)                    1,886,615
   286,000              Westernbank Puerto Rico (PR)                6,792,500
                                                                  -----------
                                                                  388,905,783
                                                                  -----------
                        Construction: 0.5%
   200,000 (a)          Schuff Steel Co.                            2,175,000
                                                                  -----------
                        Finance: 1.9%
   170,000              Alliance Capital Management                 6,768,125
    82,000 (a)          First Enterprise Financial Group              194,750
   210,000 (a)          International Aircraft Investors            1,968,750
                                                                  -----------
                                                                    8,931,625
                                                                  -----------
                        Home Building: 0.2%
    22,300              Continental Homes Holding Corp.               897,575
                                                                  -----------
                        Insurance: 2.7%
   201,000              ARM Financial Group, Inc. Class A           5,301,375
     5,000 (a)          Conning Corporation                            83,750
   341,000              Reliance Group Holdings                     4,816,625
     5,000 (a)          Stirling Cooke Brown Holdings                 122,500
    98,000 (a)          Summit Holding Southeast, Inc.              2,192,750
                                                                  -----------
                                                                   12,517,000
                                                                  -----------

                 See Accompanying Notes to Financial Statements

                     Pilgrim America Bank and Thrift Fund

--------------------------------------------------------------------------------
 PORTFOLIO OF INVESTMENTS as of December 31, 1997
--------------------------------------------------------------------------------

                                                                                             Market
    Shares                Industry/Issuer                                                    Value
    ------                ---------------                                                    -----
                  Printing: 0.9%
    93,200 (a)    Devon Group, Inc.                                                       $ 4,287,200
                                                                                          -----------
                  Real Estate and Financial Services: 0.6%
   175,000        Imperial Credit Commercial                                                2,559,375
                                                                                          -----------
                  Retail: 1.7%
   129,900 (a)    MacFrugal's Bargains Close-Outs, Inc.                                     5,342,138
    80,000 (a)    Michael's Stores, Inc.                                                    2,340,000
                                                                                          -----------
                                                                                            7,682,138
                                                                                          -----------
                     Total Common Stocks (Cost $175,219,813)                              428,668,196
                                                                                          -----------

                          SHORT-TERM INVESTMENTS: 6.5%

  Principal
    Amount                                                                                   Value
    ------                                                                                   -----
                  Discount Notes: 2.1%
$  9,790,000      Federal Home Loan Bank Discount Notes, 4.75%
                  due 01/02/98                                                              9,788,708
                                                                                            ---------
                  Repurchase Agreements: 4.4%
  20,000,000      Merrill Lynch Repurchase Agreement, 5.50% due 01/02/98
                  (Collateralized by $18,935,000 U.S. Treasury Bonds,
                  8.00% Due 05/15/01)                                                      20,000,000
                                                                                           ----------
                     Total Short-Term Investments (Cost $29,788,708)                       29,788,708
                                                                                           ----------
                  Total Investments in Securities (Cost $205,008,521)           99.8%     458,456,904
                  Cash and Other Assets in Excess of Liabilities-Net             0.2%         887,846
                                                                               -----      -----------
                     Total Net Assets                                          100.0%    $459,344,750
                                                                               =====     ============

------------
Cost   for   federal   income  tax  purposes  is  $205,008,521.  Net  unrealized
appreciation consists of:

                  Gross Unrealized Appreciation                                          $254,274,007
                  Gross Unrealized Depreciation                                              (825,624)
                                                                                         ------------
                       Net Unrealized Appreciation                                       $253,448,383
                                                                                         ============

(a)  Non-income producing security
(b) Affiliated company and a direct placement security restricted as to resale. It has been valued at fair value as determined by policies set by the Fund's Board of Directors.

                 See Accompanying Notes to Financial Statements

                     Pilgrim America Bank and Thrift Fund

--------------------------------------------------------------------------------
 STATEMENT OF ASSETS AND LIABILITIES as of December 31, 1997
--------------------------------------------------------------------------------

ASSETS:
Investments in securities at market value
 Unaffiliated Issuers (Cost $173,549,007)                           $425,471,871
 Affiliated Issuers (Cost $1,670,806)                                  3,196,325
Short-term investments at amortized cost                              29,788,708
Cash                                                                      15,630
Receivables:
 Dividends and interest                                                  796,451
 Fund shares sold                                                      6,421,195
Prepaid expenses                                                          22,324
                                                                    ------------
   Total assets                                                      465,712,504
                                                                    ------------
LIABILITIES:
Payable for fund shares redeemed                                       3,563,366
Investment securities purchased                                        2,411,853
Payable to affiliate                                                      13,706
Accrued expenses                                                         378,829
                                                                    ------------
   Total liabilities                                                   6,367,754
                                                                    ------------
NET ASSETS                                                          $459,344,750
                                                                    ============
Net Assets Consist of:
 Paid-in capital                                                    $205,896,367
 Accumulated undistributed net investment income                            --
 Accumulated undistributed net realized gains                               --
 Net unrealized appreciation of investments                          253,448,383
                                                                    ------------
   Net assets                                                       $459,344,750
                                                                    ============
Class A:
Net assets                                                          $382,913,274
Shares authorized ($0.001 par value)                                 100,000,000
Shares outstanding                                                    14,800,092
Net assets value and redemption price per share                     $      25.87
Maximum offering price per share (1)                                $      27.45
Class B:
Net assets                                                          $ 76,431,476
Shares authorized ($0.001 par value)                                 100,000,000
Shares outstanding                                                     2,956,461
Net assets value and redemption price per share                     $      25.85
Maximum offering price per share (2)                                $      25.85
------------
(1) Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.
(2) Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge.

                 See Accompanying Notes to Financial Statements

                     Pilgrim America Bank and Thrift Fund

--------------------------------------------------------------------------------
 STATEMENT OF OPERATIONS for the Year Ended December 31, 1997
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends (net of foreign withholding taxes of $10,962)           $   6,710,470
Interest                                                                627,412
Redemption fee income                                                   630,157
                                                                  -------------
 Total investment income                                              7,968,039
                                                                  -------------
EXPENSES:
Investment management fees                                            2,361,103
Distribution expenses
   Class A                                                              182,388
   Class B                                                               76,709
Conversion expenses                                                     399,900
Reports to shareholders                                                 129,937
Miscellaneous expenses                                                   96,884
Recordkeeping and pricing fees                                           79,151
Custodian fees                                                           72,373
Transfer agent and registrar fees                                        65,986
Professional fees                                                        47,889
Trustees' fees                                                           22,408
Shareholder servicing fees                                               18,586
Insurance expense                                                        13,766
                                                                  -------------
 Total expenses                                                       3,567,080
 Less: Earnings credits                                                  (7,361)
                                                                  -------------
 Net expenses                                                         3,559,719
                                                                  -------------
   Net investment income                                              4,408,320
                                                                  -------------
REALIZED AND UNREALIZED GAIN FROM INVESTMENTS:
Net realized gain on investments                                     40,749,713
Change in unrealized appreciation of investments                    117,597,499
                                                                  -------------
 Net gain on investments                                            158,347,212
                                                                  -------------
   Net increase in net assets resulting from operations           $ 162,755,532
                                                                  =============

                 See Accompanying Notes to Financial Statements

                     Pilgrim America Bank and Thrift Fund

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                  Year               Year
                                                                  Ended             Ended
                                                              December 31,       December 31,
                                                                  1997               1996
                                                              ------------       ------------
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income                                         $  4,408,320       $  4,482,008
Net realized gain on investments                                40,749,713         29,471,619
Change in unrealized appreciation of investments               117,597,499         43,705,991
                                                              ------------       ------------
 Net increase in net assets resulting from operations          162,755,532         77,659,618
                                                              ------------       ------------
DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income
   Class A shares                                               (4,332,270)        (4,482,008)
   Class B shares                                                  (76,050)               --
Distributions in excess of net investment income
   Class A shares                                                  (55,332)          (395,707)
   Class B shares                                                   (4,451)               --
Distributions from capital gains
   Class A shares                                              (36,807,832)       (30,200,965)
   Class B shares                                               (3,941,881)               --
Distributions in excess of capital gains
   Class A shares                                                 (119,078)               --
   Class B shares                                                      --                 --
Tax return of capital
   Class A shares                                               (2,537,766)               --
   Class B shares                                                 (549,279)               --
                                                              ------------       ------------
Total distributions                                            (48,423,939)       (35,078,680)
                                                              ------------       ------------
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                               115,009,912                --
Shares resulting from dividend reinvestment                     20,808,444              8,065
Cost of shares redeemed                                        (43,147,277)               --
                                                              ------------       ------------
 Net increase in net assets resulting from capital share
   transactions                                                 92,671,079              8,065
                                                              ------------       ------------
NET ASSETS:
Beginning of year                                              252,342,078        209,753,075
                                                              ------------       ------------
End of year (including accumulated distributions in excess
 of net investment income of $0 and $431,916,
 respectively)                                                $459,344,750       $252,342,078
                                                              ============       ============

                 See Accompanying Notes to Financial Statements

                     Pilgrim America Bank and Thrift Fund

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS For a Share Outstanding Throughout Each Period
--------------------------------------------------------------------------------

                                                       Year Ended December 31,
                                   ---------------------------------------------------------------
                                             1997                   1996      1995(b)       1994
                                   ------------------------       -------     -------     --------
                                   Class A       Class B(a)
                                   -------       ----------
Per Share Operating
 Performance
Net asset value, beginning of
 year                              $ 17.84       $   25.25        $ 14.83     $ 10.73     $  11.87
                                   -------       ---------        -------     -------     --------
Income (loss) from investment
 operations:
 Net investment income                0.34            0.04           0.32        0.31         0.26
 Net realized and unrealized
  gain (loss) on investments         10.83            2.92           5.18        4.78       ( 0.53)
                                   -------       ---------        -------     -------     --------
Total from investment
 operations                          11.17            2.96           5.50        5.09       ( 0.27)
                                   -------       ---------        -------     -------     --------
Less distributions:
 Net investment income                0.31            0.04           0.32        0.31         0.22
 Excess of net investment
  income                                --              --           0.03        0.03           --
 Realized capital gains               2.65            2.04           2.14        0.65         0.65
 Tax return of capital                0.18            0.28             --          --          --
                                   --------      ---------        -------     -------     --------
Total distributions                   3.14            2.36           2.49        0.99         0.87
                                   -------       ---------        -------     -------     --------
Other:
 Reduction in net asset value
  from rights offering                  --              --             --          --          --
                                   -------       ---------        -------     -------     --------
Net asset value,
 end of year                       $ 25.87       $   25.85        $ 17.84     $ 14.83     $  10.73
                                   =======       =========        =======     =======     ========
Closing market price, end of
 year                                   --              --        $ 15.75     $ 12.88     $   9.13
Total investment return at
 Market Value(c)                        --              --          43.48%      52.81%      ( 8.85)%
Total investment return at Net
 Asset Value(e)                      64.86%          11.88%         41.10%      49.69%      ( 1.89)%
Ratios/Supplemental Data
Net assets, end of year
($                   millions)     $   383       $      76        $   252     $   210     $    152
Ratios to average net assets:
 Expenses                             1.10%           1.85% (h)      1.01%       1.05%        1.28%
 Net investment income                1.39%           0.99% (h)      1.94%       2.37%        2.13%
Portfolio turnover rate                 22%             22%            21%         13%          14%
Average commission rate paid       $ 0.013       $   0.013             --          --           --



                                                                  Year Ended December 31,
                                     -------------------------------------------------------------------------------
                                        1993               1992            1991         1990        1989       1988
                                     ---------          ---------        -------     ---------    -------    -------
Per Share Operating
 Performance
Net asset value, beginning of
 year                                $   12.46          $   10.12        $  7.49     $   10.26    $ 9.54    $  8.17
                                     ---------          ---------        -------     ---------    -------   -------
Income (loss) from investment
 operations:
 Net investment income                    0.26               0.22           0.24          0.31      0.30       0.31
 Net realized and unrealized
  gain (loss) on investments              0.75               2.93           3.33        ( 2.20)     1.50       1.43
                                     ---------          ---------        -------     ---------    ------    -------
Total from investment
 operations                               1.01               3.15           3.57        ( 1.89)     1.80       1.74
                                     ---------          ---------        -------     ---------    ------    -------
Less distributions:
 Net investment income                    0.26               0.22           0.24          0.31      0.31       0.37
 Excess of net investment
  income                                    --                 --             --            --        --         --
 Realized capital gains                   0.73               0.47             --            --      0.44         --
 Tax return of capital                      --               0.12           0.70          0.57      0.33         --
                                     ---------          ---------        -------     ---------    ------    -------
Total distributions                       0.99               0.81           0.94          0.88      1.08       0.37
                                     ---------          ---------        -------     ---------    ------    -------
Other:
 Reduction in net asset value
  from rights offering                  ( 0.61)                --             --            --        --         --
                                     ---------          ---------        -------     ---------    ------    -------
Net asset value,
 end of year                         $   11.87          $   12.46        $ 10.12     $    7.49    $10.26    $  9.54
                                     =========          =========        =======     =========    ======    =======
Closing market price, end of
 year                                $   10.88          $   11.63        $  9.50     $    7.13    $ 9.13    $  7.75
Total investment return at
 Market Value(c)                          1.95% (d)         31.53%         47.52%       (12.45)%   32.25%     30.17%
Total investment return at Net
 Asset Value(e)                           7.79% (f)         32.36% (g)     49.49%       (18.14)%   20.79%     22.58%
Ratios/Supplemental Data
Net assets, end of year
($                   millions)       $     168          $     141        $   101     $      75    $  103    $    96
Ratios to average net assets:
 Expenses                                 0.91%              1.24%          1.31%         1.29%     1.26%      1.18%
 Net investment income                    2.08%              2.00%          2.68%         3.59%     4.15%      3.28%
Portfolio turnover rate                     17%                20%            31%           46%       63%        43%
Average commission rate paid                --                 --             --            --        --         --

-----------
(a) From the period October 20, 1997 (initial offering of Class B shares) through December 31, 1997.
(b) On April 7, 1995, the Investment Manager acquired the rights to manage the Fund and certain other mutual funds previously managed by Pilgrim Management Corporation.
(c) Total return was calculated at market value without deduction of sales commissions and assuming reinvestment of all dividends and distributions during the period.
(d) Calculation of total return excludes the effect of the per share dilution resulting from the 1993 rights offering as the total account value of a fully subscribed shareholder was minimally impacted.
(e) Total return is calculated at net asset value without deduction of sales commissions and assumes reinvestment of all dividends and distributions during the period. Total investment returns based on net asset value, which can be higher or lower than market value, may result in substantially different returns than total return based on market value. For all periods prior to January 1, 1997, the total returns presented are unaudited.
(f) Total return is calculated assuming full participation in the 1993 rights offering.
(g) Total return is calculated assuming no particpation in the 1992 rights offering.
(h)  Annualized.

                 See Accompanying Notes to Financial Statements

                      Pilgrim America Bank and Thrift Fund

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS as of December 31, 1997
--------------------------------------------------------------------------------

NOTE 1 -- SIGNIFICANT ACCOUNTING POLICIES

Pilgrim America Bank and Thrift Fund, Inc. ("The Fund"), is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end, management investment company. The investment objective of the Fund is to invest at least 65% of its total assets in equity securities of regional banks and their holding companies with consolidated assets of less than $1 billion, state-chartered banks, thrift institutions and savings accounts of mutual thrifts. On October 20, 1997, the Fund converted from a closed-end fund to an open-end fund. Upon conversion, the Fund offered two classes of shares: Class A and Class B. Each class represents interests in the same assets, and the classes are identical except for their sales charge structure and ongoing distribution fees. In addition, Class B shares along with their prorata reinvested dividend shares, automatically convert to Class A shares approximately eight years after purchase.

The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A. Security Valuation. Investments in securities traded on a national securities exchange or included on the NASDAQ National Market System are valued at the last reported sale price. Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter market are valued at the mean between the last reported bid and asked prices. Securities for which market quotations are not readily available are valued at their respective fair values as determined in good faith and in accordance with policies set by the Board of Directors. Investments in securities maturing in less than 60 days are valued at cost, which when combined with accrued interest, approximates market value.

B. Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains or losses are reported on the basis of identified cost of securities delivered. Interest income is recorded on an accrual basis and dividend income is recorded on the ex-dividend date.

C. Federal Income Taxes. It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

D.   Distributions  to  Shareholders.  The  Fund  records  distributions  to its shareholders on the ex-date. The amount of distributions from net investment income, and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. Key differences are the treatment of short-term capital gains, wash sales and other temporary differences. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassifications. Distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income and/or realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as tax return of capital. Accordingly, amounts as of December 31, 1997 have been reclassified to reflect a decrease in paid in capital of $6,198,118, an increase in accumulated undistributed net investment income of $3,518,353 and an increase in accumulated undistributed net realized gains on investments of $2,679,765.

                     Pilgrim America Bank and Thrift Fund

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS as of December 31, 1997
--------------------------------------------------------------------------------

E. Dividend Reinvestments. Until the date of conversion to an open-end fund, the Fund maintained an Automatic Dividend Reinvestment Plan whereby Investors Fiduciary Trust Co., the Plan Agent, could purchase, from time to time, shares of the Fund's common stock on the open market to satisfy dividend reinvestments. Such shares were purchased only when the closing sale or bid price, plus commission, was less than the net asset value per share of the stock. If the market price plus commissions were equal to or exceeded the net asset value, new shares valued at the net asset value most recently calculated were issued.

F. Repurchase Agreement. The Repurchase Agreement held at December 31, 1997 was entered on December 31, 1997 and matures on January 2, 1998. The Fund's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligations to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

G. Use of Estimates. Management of the Fund has made certain estimates and assumptions relating to the reporting of assets and liabilities to prepare these financial statements in conformity with generally accepted accounting principles. Actual results could differ from these estimates.

NOTE 2 -- INVESTMENTS

For the year ended December 31, 1997, the cost of purchases and the proceeds from the sale of securities, excluding short-term notes, were $66,830,203 and $68,927,039, respectively.

NOTE 3 -- INVESTMENT IN AFFILIATE

Affiliated companies, as defined in Section 2(a)(3) of the Investment Company Act of 1940, are companies 5% or more of whose outstanding voting shares are held by the Fund. At December 31, 1997, the Fund had the following holdings in affiliated companies:

                           Acquisition        Shares                        Market          % of
                               Date            Held          Cost           Value        Net Assets
                               ----            ----          ----           -----        ----------
Security Shares, Inc.    September, 1994     290,575      $1,670,806     $3,196,325         0.70%

There was no dividend income from affiliates during the year ended December 31, 1997.

NOTE 4 -- INVESTMENT MANAGEMENT FEE AND OTHER TRANSACTIONS
          WITH AFFILIATES

The Fund has an Investment Management Agreement with Pilgrim America Investments, Inc. (the "Manager"), a wholly owned subsidiary of Pilgrim America Group, Inc., to provide investment management and administrative services. Pursuant to this Investment Management Agreement, the Manager furnishes all investment advice, office space and salaries of personnel needed by the Fund, except those involved with portfolio trading activity (up to a maximum of $15,000 per annum). As compensation for its services, the Manager is paid a monthly fee at an annual rate of 1% on the first $30 million of average daily net assets of the Fund, 0.75% of the next $95 million of average daily net assets and 0.70% on average daily net assets in excess of $125 million.

                     Pilgrim America Bank and Thrift Fund

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS as of December 31, 1997
--------------------------------------------------------------------------------

Upon conversion to an open-end fund each share class of the Fund adopted a Plan pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plan"), whereby Pilgrim America Securities, Inc. (the "Distributor") is reimbursed or compensated (depending on the class of shares) by the Fund for expenses incurred in the distribution of the Fund's shares. Pursuant to the 12b-1 Plan, the Distributor is entitled to payment each month for actual expenses incurred in the distribution and promotion of the Fund's shares, including the printing of prospectuses and reports used for sales purposes, expenses of preparation and printing of sales literature and other such distribution related expenses, including any distribution or service fees paid to securities dealers who have executed a distribution agreement with the Distributor.

Under the 12b-1 Plan, the Fund pays the Distributor at the annual rate of 0.25% of the average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B shares.

In addition to the 12b-1 Plan, the current prospectus allows that until October 17, 1998 a 2% fee will be imposed on redemptions or exchanges of Class A shares acquired prior to October 17, 1997. Such redemption fee is payable to the Fund and is reflected as redemption fee income in the accompanying financial statements.

The Fund has entered into a Service Agreement with Pilgrim America Group, Inc. ("PAG") whereby PAG will act as the Shareholder Service Agent for the Fund. The agreement provides that PAG will be compensated for incoming and outgoing shareholder telephone calls and letters, and all reasonable out-of-pocket expenses incurred in connection with the performance of such services.

NOTE 5 -- INVESTMENT TRANSACTIONS

Transactions in capital shares and dollars were as follows for the year ended December 31, 1997:

Number of Shares                                Class A Shares    Class B Shares
----------------                                --------------    --------------
Shares sold                                         1,562,472         2,911,186
Shares issued as reinvestment of dividends            705,087           111,936
Shares redeemed                                    (1,608,708)          (66,661)
                                                -------------     -------------
Net increase in shares outstanding                    658,851         2,956,461
                                                -------------     -------------

Dollars                                         Class A Shares    Class B Shares
-------                                         --------------    --------------
Shares sold                                     $  40,159,509     $  74,850,403
Shares issued as reinvestment of dividends         17,958,557         2,849,887
Shares redeemed                                   (41,390,698)       (1,756,579)
                                                -------------     -------------
Net increase in shares outstanding              $  16,727,368     $  75,943,711
                                                -------------     -------------

NOTE 7 -- CUSTODIAL AGREEMENT

Investors Fiduciary Trust Company ("IFTC") serves as the Fund's custodian and recordkeeper. Custody fees paid to IFTC are reduced by earnings credits based on the cash balances held by IFTC for the Fund. For the year ended December 31, 1997, the Fund received earnings credits of $7,361.

                     Pilgrim America Bank and Thrift Fund

--------------------------------------------------------------------------------
 INDEPENDENT AUDITORS REPORT
--------------------------------------------------------------------------------

To the Shareholders and Board of Directors
Pilgrim America Bank and Thrift Fund:


We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Pilgrim America Bank and Thrift Fund (the "Fund") as of December 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the three year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. For all periods ending prior to January 1, 1995, the financial highlights were audited by other auditors whose report thereon dated January 19, 1995, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pilgrim America Bank and Thrift Fund as of December 31, 1997, the results of its operations for the year then ended, and the changes in its net assets for each of the years in the two-year period then ended, and financial highlights for each of the years in the three-year period then ended, in conformity with generally accepted accounting principles.



                                        KPMG PEAT MARWICK LLP


Los Angeles, California
February 4, 1998

                     Pilgrim America Bank and Thrift Fund

--------------------------------------------------------------------------------
 TAX INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

The Fund is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise you within 60 days of the Fund's fiscal year end (December 31, 1997) as to the federal tax status of distributions received by the Fund's shareholders. Accordingly, the Fund is hereby advising you that the following dividends were declared during the fiscal year ended December 31, 1997.




     Type of Distribution      Per Share Amount    Declaration Date     Payable Date
     --------------------      ----------------    ----------------     ------------
Ordinary income (including
  short-term capital gains
  dividend)
   Class A                         $ 0.1108            06/30/97           07/22/97
                                   $ 0.3185            12/15/97           12/23/97
   Class B                         $ 0.1566            12/15/97           12/23/97
Long-term capital gains dividend(1)
   Class A                         $ 0.6129            06/30/97           07/22/97
                                   $ 1.9233            12/15/97           12/23/97
   Class B                         $ 1.9233            12/15/97           12/23/97
Return of capital distribution
   Class A                         $ 0.0470            06/30/97           07/22/97
                                   $ 0.1351            12/15/97           12/23/97
   Class B                         $ 0.2840            12/15/97           12/23/97

(1)  Supplementary Tax Information:

     The % of original long-term capital gain distribution attributable to "28% Rate Gains" (Mid-Term & Pre-Effective Date Gains) is 68%.

     The % of original long-term capital gain distribution attributable to "20% Rate Gains" is 32%.

Corporate shareholders are generally entitled to take the dividend received deduction on the portion of the Funds' dividend distribution that qualifies under tax law. The percentage of the Fund's fiscal year 1997 net investment income dividends that qualify for the corporate dividend received deductions is 99.65%.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Funds. In January 1998, shareholders (excluding corporate shareholders) will received an IRS Form 1099 DIV regarding the federal tax status of the dividends and distributions received by you in calendar year 1997.

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                                       19

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                                       20

                      Pilgrim America Bank and Thrift Fund

--------------------------------------------------------------------------------
FUND ADVISORS AND AGENTS
--------------------------------------------------------------------------------

                               INVESTMENT MANAGER
                       Pilgrim America Investments, Inc.
                      40 North Central Avenue, Suite 1200
                             Phoenix, Arizona85004

                                  DISTRIBUTOR
                        Pilgrim America Securities, Inc.
                      40 North Central Avenue, Suite 1200
                             Phoenix, Arizona85004

                          SHAREHOLDER SERVICING AGENT
                          Pilgrim America Group, Inc.
                      40 North Central Avenue, Suite 1200
                             Phoenix, Arizona85004

                                 TRANSFER AGENT
                               DST Systems, Inc.
                                P.O. Box 419368
                        Kansas City, Missouri 64141-6368

                                   CUSTODIAN
                       Investors Fiduciary Trust Company
                                801 Pennsylvania
                          Kansas City , Missouri 64105

                                 LEGAL COUNSEL
                             Dechert Price & Rhoads
                             1775 Eye Street, N.W.
                             Washington, D.C. 20006

                              INDEPENDENT AUDITORS
                             KPMG Peat Marwick LLP
                           725 South Figueroa Street
                         Los Angeles, California 90017

                                WRITTEN REQUESTS

            Please mail all account inquiries and other comments to:

                  Pilgrim America Bank and Thrift Fund Account
                                    Services
                        c/o Pilgrim America Group, Inc.
                      40 North Central Avenue, Suite 1200
                             Phoenix, Arizona 85004

                       TOLL-FREE SHAREHOLDER INFORMATION

              Call us from 9:00 a.m. to 7:00 p.m. Eastern time on
                     any business day for account or other
                        information, at 1-800-331-1080.


This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

                             Pilgrim America Funds

                                 MASTERS SERIES
                                 --------------

                            Pilgrim America Masters
                            Asia-Pacific Equity Fund

                            Pilgrim America Masters
                               MidCap Value Fund

                            Pilgrim America Masters
                              LargeCap Value Fund

                                  ELITE SERIES
                                  ------------

                                Pilgrim America
                                 MagnaCap Fund

                                Pilgrim America
                                High Yield Fund

                               Pilgrim Government
                             Securities Income Fund




                                Pilgrim America
                                     Funds

  "Our goal is for every investor to have a successful investment experience."

Prospectuses containing more complete information regarding the funds, including charges and expenses, may be obtained by calling Pilgrim America Securities, Inc. Distributor at 1-800-334-3444. Please read the prospectuses carefully before you invest or send money.
                              16-SS-020598-022898